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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
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                                November 10, 1999


                        Socrates Technologies Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                   0-26614              54-1707718
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(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)        Identification No.)


    8133 Leesburg Pike, Suite 760, Vienna, VA                  22182
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    (Address of principal executive offices)                 (Zip code)



               Registrant's telephone number, including area code:
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                                 (703) 356-5353

          Former name or former address, if changed since last report:
          ------------------------------------------------------------
              8133 Leesburg Pike, Suite 780, Vienna, Virginia 22182

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
                        Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT

  Item 1.   Changes in Control of Registrant.

            None.

  Item 2.   Acquisition or Disposition of Assets.

            None.

  Item 3.   Bankruptcy or Receivership.

            None.

  Item 4.   Changes in Registrant's Certifying Accountant.

            None.

  Item 5.   Other Events.

            On December 8, 1999, the Registrant reached an agreement in principle to sublease 5,000 square feet of unused office space at 8500 Leesburg Pike, 4th floor, McLean, Virginia. The proposed sublease is subject to landlord's approval. On November 10, 1999, the Registrant subleased its former Expert, Inc. facility, consisting of approximately 10,000 square feet of rentable space, at 30-50 21st Street, Long Island City, New York. The Registrant is continuing its efforts to sublease all or a portion of approximately 35,000 square feet at its 9301 Peppercorn Place, Largo, Maryland facility, which facility is currently being used to conduct computer training courses and as warehouse space.

            The Registrant currently leases and conducts business from the following facilities: (1) Networkland Inc., a Virginia corporation and wholly-owned subsidiary, at 1911 N. Ft. Myer Drive, Rosslyn, Virginia 22209; (2) Technet Computer Services, Inc., 8133 Leesburg Pike, Suite 750, Vienna, Virginia 222182, and 399 Thornall Street, Edison, New Jersey 08837; (3) Socrates Technologies Corporation, 8133 Leesburg Pike, Suite 760, Vienna, Virginia 22182; and (4) Socrates Technologies, Inc., 9301 Peppercorn Place, Largo, Maryland 20774. The Registrant also operates a small service operation in Newport News, Virginia.


  Item 6.   Resignation of Registrant's Directors.

            On November 15, 1999, the Registrant's Board of Directors received and accepted the resignations of Edward Ratkovich, Edward Paul Roberts and Clive
G. Whittenbury as directors of the Registrant. Messrs. Ratkovich, Roberts and Whittenbury have served as directors of the Registrant since 1994.

            Further, the Registrant's Board of Directors also received and accepted on November 15, 1999, the resignation of Paul W. Richter as Acting Chairman of the Board of Directors of the Registrant. The Registrant's Board of Directors elected Andreas A. Keller on November 15, 1999, as Chairman of the Board of Directors.

            As of the date of this Report, the current senior management of the Registrant is: Andreas A. Keller, Chairman; Timothy Keenan, President; and Steve Fogarty, Chief Financial Officer and Vice President. Paul Richter serves as General Counsel, Secretary, Director of Human Resources and Vice President of Corporate Development. The Registrant's Board of Directors consists of Andreas
A. Keller, Richard Prins, Paul Richter and Fred Sajedi.

            On November 17, 1999, Cabot Caskie, resigned as Chief Financial Officer and Vice President of the Registrant. Mr. Steve Fogarty has been appointed as Chief Financial Officer, Controller and Vice President of the Registrant, effective November 17, 1999. Mr. Caskie will continue to support the Registrant from time to time as a part-time consultant.

  Item 7.   Financial Statements, Pro Forma Financial Information and
            Exhibits.

            None

  Item 8.   Change in Fiscal Year.

            None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 10, 1999

                                              /s/
                                ------------------------------------
                                Paul W. Richter, General Counsel,
                                Secretary, Vice President-Corporate
                                Development and Director of Human
                                Resources